AMERICAN INDEPENDENCE FUNDS TRUST

(THE “TRUST”)

SUPPLEMENT DATED NOVEMBER 20, 2015

TO THE

PROSPECTUS

DATED JULY 13, 2015

AMERICAN INDEPENDENCE LARGE CAP GROWTH FUND

(TICKER SYMBOLS: LGNIX, LGNAX, LGNCX)

(the “Fund”)

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS LISTED ABOVE.

This Supplement supersedes and replaces in its entirety the Supplement dated August 3, 2015, to the statutory Prospectus.

This Supplement dated November 20, 2015 incorporates the changes to the Fund which were announced in a prior supplement dated August 3, 2015 in addition to recent updates as discussed below:

1.     Shareholder Meeting Proposal Approvals (Effective November 20, 2015). A Special Meeting of Shareholders was held on November 20, 2015 (the “Meeting”) to approve certain proposals as described below:

a.     Approval of Investment Advisory Agreement. The shareholders of the Large Cap Growth Fund approved the proposed Investment Advisory Agreement between the Trust and RiskX Investments, LLC (“RiskX Investments” or “Adviser”) on behalf of the Fund. Shareholders were asked to approve a new investment advisory agreement due to the change in control of the Adviser as discussed further in Item 3. There are no changes to the Prospectus due to the approval of the Investment Advisory Agreement.

b.     Approval of Investment Sub-Advisory Agreement. In addition, the shareholders of the Fund approved the proposed Investment Sub-Advisory Agreement between RiskX Investments and Navellier & Associates, Inc. Shareholders of the Fund were asked to approve the Investment Sub-Advisory Agreement due to the change in control of the Adviser (see Item 3 below for further details). There are no changes to the Prospectus due to the approval of the Investment Sub-Advisory Agreement.

c.     Election of Trustees to the Trust’s Board. In addition to the above proposals, shareholders of the Trust elected the following Trustees to the Board of the Trust at the Meeting: Mr. Jeff Haas, Mr. Tom Kice, Mr. Pete Ochs, Mr. George Mileusnic and Ms. Darlene DeRemer. Messrs. Haas, Kice, Ochs and Mileusnic are Independent Trustees and were re-elected by shareholders. Ms. DeRemer replaced Mr. John Pileggi as the Interested Trustee of the Board. Mr. Terry Carter, former Trustee of the Trust, resigned effective September 30, 2015. Please refer to the supplement dated November 20, 2015 to the Statement of Additional Information dated July 13, 2015 for further details regarding the election of the Trustees. There are no changes to the Prospectus regarding this item.

2.     Name Change of the Investment Adviser (Effective August 1, 2015). In supplements dated July 24, 2015 and August 3, 2015, to the Prospectus, it was announced that American Independence Financial Services, LLC (“American Independence”), investment adviser to the Fund, had entered into a definitive agreement with FolioMetrix LLC (“FolioMetrix”), an SEC registered investment adviser headquartered in Nebraska, whereby FolioMetrix would merge with American Independence to create a new company (the “Merger”); which would be known as RiskX Investments, LLC. The Merger was consummated on July 31, 2015 and therefore, the Investment Advisory Agreement between American Independence and the Trust, by its terms, and in accordance with certain provisions of the Investment Company Act of 1940, as amended, was terminated. In addition, the Investment Sub-Advisory Agreement, between American Independence and Navellier & Associates, Inc. on behalf of the Fund was terminated. A proxy statement was mailed to shareholders of the Fund on or about October 26, 2015, requesting their approval of the proposed Investment Advisory Agreement and the proposed Investment Sub-Advisory Agreement, each of which had terminated due to the change in control of the Adviser.

Effective August 1, 2015, throughout the Prospectus, reference to American Independence Financial Services, LLC is replaced with RiskX Investments, LLC.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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